SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM  N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X

Post-Effective Amendment No. 55                                      X

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

Amendment No. 55                                                     X

PENN SQUARE MUTUAL FUND     FILE NO. 2-13943
(Exact Name if registrant as specified in charter)

2650 Westview drive, Wyomissing, PA  19610
(Address of principal executive offices)

610.670.1031
(Registrant's telephone number)

Dennis J. Westley, 2650 Westview Drive, Wyomissing, PA  19610
(name and address of agent for service)


It is proposed that this filing will become effective:
  X               immediately upon filing pursuant to paragaph
                  (b) of rule 485









                    CROSS REFERENCE SHEET
N-1A Item No.                                     Location
                         Part A

Item 1    Cover Page                         Cover Page
Item 2    Synopsis                           Prospectus
Item 3    Condensed Financial Information    Financial Highlights
Item 4    General Description of Registrant  Fund Organization,
                                             Investment Objectives
Item 5    Management of the Fund             Mangement of the Fund
Item 6    Capital Stock & Other Securities   Fund Organization
Item 7    Purchase of Securities Being       How to Buy Shares
          Offered
Item 8    Redemption or Repurchase           How to Redeem Shares
Item 9    Pending Legal Proceedings          Not applicable

                         PART B
Item 10   Cover Page                         Cover Page
Item 11   Table of Contents                  Table of Contents
Item 12   General Information and History    Not applicable
Item 13   Investment Objectives & Policies   Investment Objectives
Item 14   Management of the Fund             Trustees of the Fund,
                                             Investment Advisor
Item 15   Control Persons and Principal
          Holders of Securities              Not applicable
Item 16   Investment Adivsory and Other      Investment Advisor,
          Services                           Distributor and Transfer
                                             Agent
Item 17   Brokerage Allocation               Portfolio Transactions
                                             and Brokerage
                                             Commissions
Item 18   Capital Stock & Other Securities   Not applicable, In
                                             Prospectus-Fund
                                             Organization
Item 19   Purchase, Redemption and Pricing   Purchases and Net
          of Securities being Offered        Asset Value
                                             Redemptions
Item 20   Tax Status                         Not applicable-See
                                             Prospectus, Dividends
                                             Capital Gains Distribu-
                                             tions and Taxes
Item 21   Underwriters                       Not applicable-See
                                             Prospectus, Management
                                             Of the Fund
Item 22   Calculation of Performance Data    Not applicable-See
                                             Prospectus, Performance
                                             Information
Item 23   Financial Statements               Independent Auditors and
                                             Financial Statements



THE WILLIAM PENN FUNDS


SHAREHOLDER SERVICES:
610-670-1031
1-800-523-8440
P.O. Box 1419
Reading, Pennsylvania 19603

Overnight Mail:
2650 Westview Drive
Wyomissing, PA 19610

PENN SQUARE MUTUAL FUND

Growth and Income
Penn Square Mutual Fund

International
Scottish Widows International Fund

Stability
Money Market Portfolio

Income
Quality Income Portfolio
U.S. Government Securities Portfolio

Tax-Free Income
New York Tax-Free Portfolio
Pennsylvania Tax-Free Portfolio



PENN SQUARE MUTUAL FUND

Prospectus

The Board of Trustees of Penn Square Mutual Fund has approved an Agreement and Plan of Reorganization for the Fund pursuant to which the Fund's assets will be acquired by a similar Federated Fund, and the Penn Square shareholders will receive the equivalent value of their Penn Square shares in Federated American Leaders Fund shares. The Reorganization will be a tax-free exchange whereby Penn Square shareholders will become Federated shareholders, and after which Penn Square Mutual Fund will terminate. Penn Square shareholders will be asked to approve the Reorganization at a shareholders' meeting scheduled to be held on May 29, 1997. Shareholders have received a complete proxy statement describing the transaction. The Board of Trustees has recommended that Penn Square shareholders vote in favor of the Reorganization.

Federated Investors is a mutual fund group formed in 1955 and based in Pittsburgh, Pennsylvania. Federated serves as manager or administrator for mutual funds with an aggregate $110 billion in portfolio assets. Federated has a reputation for excellent customer service, and has invested in state-of-the-art technology to provide fund shareholders with comprehensive information. Penn Square shareholders who become Federated shareholders through the Reorganization will have access to all funds in the Federated Family of Funds.



Penn Square Mutual Fund (the Fund) is a diversified open-end management investment company commonly known as a mutual fund, whose principal objective is long-term capital growth, with realization of current income a secondary consideration. The Fund seeks to attain its objectives by investing principally in common stocks of large, undervalued companies which are in sound financial condition and are expected to show above average growth. There can be no assurance that these objectives will be achieved. This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge. You may request the Statement of Additional Information, which is incorporated by reference into this Prospectus, by writing directly to the Fund or by calling the telephone numbers listed on the cover. The date of this Prospectus and the Statement of Additional Information is April 30, 1997.

Table of Contents

Section                                 Page
Financial Highlights                      2
Fund Expenses                             3
Fund Organization                         3
Investment Objectives and Policies        4
Management of the Fund                    5
Performance Information                   7
Illustration of Assumed Investment        8
Distributions and Taxes                   9
Shareholder Inquiries                     9
How to Buy Shares                         10
How to Transfer Shares                    13
How to Redeem Shares                      14
Shareholder Services                      15
General Information                       17

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS ANY COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Financial Highlights

The table that follows is included in the Fund's Annual Report and has been audited by Ernst & Young LLP independent auditors whose unqualified opinion is included therein. The financial statements are incorporated by reference in the Fund's Statement of Additional Information.

   Class C                             Class A *
   11/15/95                         Year Ended
     12/31                         December 31
1996  1995    1996  1995  1994  1993  1992  1991  1990  1989 1988  1987

Net Asset Value:
Beginning of period
11.91 12.18  11.90 10.01 10.81 10.44 10.40  8.76 10.00  8.74 8.57  9.21

Investment Operations:
Net investment income
 0.09 0.00    0.20  0.23  0.22  0.20  0.23  0.26  0.34  0.37 0.34  0.34

Net realized and unrealized gain (loss) on investments
 1.97 0.49    1.97  2.66 (0.20) 1.12  0.66  2.08 (0.86) 1.83 0.855  0.15

Total from Investment Operations
 2.06 0.49    2.17  2.89  0.02  1.32  0.89  2.34 (0.52) 2.20 1.195  0.49

Distributions:
Dividends from net investment income
(0.14)0.00 (0.20)(0.24)(0.22)(0.19)(0.25)(0.29)(0.37)(0.36)(0.355)(0.35)
Distributions from realized capital gains

(1.72)(0.76)(1.72)(0.76)(0.60)(0.76)(0.60)(0.41)(0.35)(0.58)(0.67)(0.78)

Total Distributions
(1.86)(0.76)(1.92)(1.00)(0.82)(0.95)(0.85)(0.70)(0.72)(0.94)(1.03)(1.13)

Net Asset Value:
End of period
12.11 11.91  12.15  11.90 10.01 10.81  10.44  10.40 8.76 10.00 8.74 8.57

Total Return (excluding sales charge)
17.0)%n/a(b) 18.7%  29.2%  0.2% 12.9%   8.8%  27.7%-5.3% 25.7%14.4% 5.0%


Net assets, end of year ($millions)
 2.0  0.01   328   297    242    252    234    228  190   213  189  189
Ratio of expenses to average net assets
1.91% n/a(b) 0.93% 0.96% 0.99%  0.97% 0.96%  0.95% 0.93% 0.91%0.92%0.81%

Ratio of net investment income to average net assets
0.6%n/a(b)   1.6%  2.0%  2.1%   1.9%  2.2%   2.6%  3.7%  4.0% 4.0% 3.2%

Portfolio turnover rate(a)
93.0% 37.9% 83.0% 37.9% 27.7%  34.3% 27.9%  23.3% 44.5% 41.8%24.4% 15.0%

Average commission per share (a)
$0.06 n/a   $0.06 n/a   n/a     n/a   n/a    n/a n/a     n/a n/a   n/a

*Effective November 15, 1995, the Fund commenced offering Class C shares. All capital shares issued and outstanding as of November 15, 1995, were reclassified as Class A shares.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b) Ratios not meaningful due to short period of operation of Class C shares

Fund Expenses

The following table illustrates all expenses and fees that a shareholder of the Fund will incur and is intended to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses and fees set forth in the table are based on the year ended December 31, 1996 for Class A and C shares.









                                              Percentage of
                                                Average Net
                                                  Assets
Shareholder Transaction Expenses      Annual Fund Operating
Expenses
                        Class  Class                       Class
Class
                          A      C                           A      C
Maximum Sales Load
Imposed on Purchases     4.75%  None   Management Fee      0.65    0.65
Sales Load Imposed
on Reinvested
Dividends                None   None   Distribution
                                       Fees (12b-1)        0.11    1.09
Deferred Sales Load       None  None   Other Expenses      0.17    0.17
Redemption Fee            None  1.0%(1)
Exchange Fee              None None   Total Fund
                                        Operating
                                         Expenses          0.93    1.91

(1)Only if shares are redeemed within 12 months of purchase. See"How to Buy Shares."

EXAMPLE:
The following example illustrates the expenses that a shareholder would pay on a $1,000 investment after one year and over a period of three, five and ten years utilizing the expenses from the chart above and assuming a 5% annual rate of return and redemption at the end of each period.

                                                  Class     Class
                                                    A         C
                               1 year           $   57   $   19
                               3 years              76       60
                               5 years              97      103
                              10 years             156      223

This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those above. Fund Organization Penn Square Mutual Fund, organized in Pennsylvania in 1957 as a common-law trust, is an open-end diversified management investment company commonly called a "mutual fund." The Fund invests the proceeds from the sale of its shares in a portfolio of securities. This permits the Fund's shareholders to combine their investments in a professionally managed portfolio consisting of many different securities. Shareholders have no preemptive or conversion rights. Shares of the Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation. An annual meeting of shareholders is held in May.

Investment Objectives and Portfolio Management Policies

Penn Square Mutual Fund is a growth and income fund. The primary objective of the Fund is long-term capital growth from a diversified portfolio of securities, consisting for the most part of blue chip common stocks. The realization of current income is a secondary consideration, although an important one. The Fund's objectives cannot be changed without shareholder approval. Historically, when companies have prospered and grown, their common stock values have appreciated and their dividends have increased. All investment activity for the Fund is subject to the Investment Committee of the Fund. The Fund's investment restrictions are set forth in the Statement of Additional Information.

The following are general investment guidelines for the Fund, and are not restrictions. The investment universe for the Fund is generally comprised of stocks in the Standard & Poor's 500 Stock Index. The Fund usually buys only dividend paying stocks, and usually requires that the dividend yield of a stock at the time of purchase equal or exceed that of the S&P 500 at that time. The Fund will generally not pay a multiple for earnings that exceed a company's expected earnings growth rate, and will generally not buy the stocks of companies whose long-term debt exceeds 35% of total capitalization. At times, the Fund's assets may be invested for defensive purposes in bonds, preferred stocks, and other debt instruments, or in cash and cash equivalents. In order to enhance Fund income, the Fund may sell covered-call options. When appropriate, the Fund may purchase foreign securities through dollar-denominated American Depository Receipts ("ADRs"). ADRs do not involve the same currency risks as securities denominated in foreign currency and are issued by domestic banks and publicly traded in the United States. By taking a flexible approach and adjusting the portfolio to reflect changes in the opportunities for sound investments relative to assumed risks, management hopes to achieve healthy returns without undue risk. However, all investments are subject to risk, and there can be no assurance that the Fund's objectives will be achieved.In purchasing and selling portfolio securities, the primary consideration is to obtain the best possible price and most efficient execution. If two or more broker/dealers are considered capable of obtaining the best execution, preference may be given to the broker/dealer who has sold Fund shares. Further information concerning portfolio transactions and brokerage commissions will be found in the Statement of Additional Information.

Management of the Fund

PORTFOLIO MANAGEMENT
The primary responsibility of managing the Fund on a day-to-day basis belongs to James E. Jordan, Chairman of the Fund and President of the Advisor, and Emmett M. Murphy, Trustee and Portfolio Manager. Mr. Jordan has held this responsibility for the past ten years and has over 23 years of experience as an investment professional. Mr. Murphy has been on the investment committee of the Fund since 1987, and accepted the additional responsibility of Portfolio Manager at the beginning of 1996. He has over 22 years of experience as an investment professional.

TRUSTEES
Under the Declaration of Trust, the Fund is managed by a Board of Trustees who hold office for one year, from June 1st following the annual meeting of shareholders at which they are elected, to May 31st of the following year. There may never be fewer than three nor more than ten trustees. The Board of Trustees exercises all powers not required by statute, or by the Declaration of Trust, to be exercised by the shareholders.The investment management of the Fund involves four inter-related activities of which three are the responsibility of the Fund's investment advisor: economic research; stock market, industry, and company analysis; and portfolio recommendations. The fourth activity is investment action; the ultimate decision to buy, sell or hold securities, rests with the investment committee. Currently, the investment committee of the Fund, elected by the Board of Trustees, is comprised of persons who are affiliated with the Fund's investment advisor or Board of Trustees.

ADVISOR
The investment advisor of the Fund is Penn Square Management Corporation, 2650 Westview Drive, Wyomissing, PA 19610 (mailing address: P.O. Box 1419, Reading, PA 19603), hereafter called the Advisor. The Advisor, elected annually by a vote of the shareholders representing more than fifty per cent of the Fund's outstanding shares, provides research, statistical services, investment recommendations to the Fund, and general supervision of the Fund's portfolio. The Advisor also provides and pays for office space, executive and other personnel, and such services as are required for the day to day administration of the Fund. Penn Square Management Corporation and its predecessor have been investment advisor to the Fund since 1958. Under the investment advisory agreement, the Fund pays the Advisor a monthly fee based on average daily net assets for each month. For the year ended December 31, 1996, the fee paid to the Advisor, as a percentage of average daily net assets, was at the annual rate of .65 of 1%. The ratio of total expenses to average net assets of the Fund was .93% for Class A and 1.91% for Class C in 1996.

DISTRIBUTOR
Penn Square Management Corporation is the Distributor of the Fund and under terms of the distribution contract, which must be renewed annually by the Fund's shareholders, provides selling and sales services for the Fund. Rule 12(b)-1, which was adopted by the Securities and Exchange Commission under the Investment Company Act of 1940, permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Fund and approved by its shareholders. Pursuant to this rule, the Fund has entered into a Distribution Services Agreement (the
"Plan") with the Distributor.

Class A Shares: The Distributor is entitled to be reimbursed monthly by the Fund for certain of its expenses incurred in connection with its services as Distributor at an annual rate not exceeding .50% of the Fund's net assets. Subject to this percentage limitation, the Distributor may be reimbursed for its expenses incurred in connection with (a) advertising and marketing Fund shares; (b) printing and distributing the Prospectus; (c) implementing and operating the Plan; and (d) payments made by the Distributor for servicing fees to broker/dealers, financial institutions, or other industry professionals ("Service Organizations") for distribution and/or shareholder administrative services provided to their customers who own Fund shares. Pursuant to a Servicing Agreement with the Distributor, a Service Organization may receive, on an annual basis, up to .50% of the average daily net asset value of Fund shares owned by shareholders with whom the Service Organization has a servicing relationship. The Services provided by a Service Organization pursuant to a Servicing Agreement may include distribution or shareholder administrative services, including establishing and maintaining shareholder accounts, sending confirmations of transactions, forwarding financial reports and other communications to shareholders, and responding to shareholder inquiries regarding the Fund.

Class C Shares: The fund has adopted a Distribution Plan for Class C shares to compensate the Distributor for its services and costs in distributing Class C shares. Under the Plan, the Fund pays the Distributor an annual 12(b)1 Distribution Fee of 0.75% per year on Class C shares. The Distributor also receives a Service Fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The distribution Fee allows investors to buy Class C shares without a front end sales charge while permitting the Distributor to compensate dealers who sell Class C shares. The Distribution Fee and Service Fee increase Class C expenses by 1.00% of average net assets per year.The Distributor pays sales commissions of 1.00% of the purchase price to dealers from its own resources at the time of the sale. The Distributor retains the Distribution Fee during the first year shares are outstanding to recoup the sales commission it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the Distribution Fee and a portion of the Service Fee as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.The Distributor receives no other compensation or its services as distributor, except that the sales charge (see "How to Buy Shares") will be paid to the Distributor. The Distributor may, in turn, pay such sales charge to broker/dealers as a commission for generating sales of Fund shares.

TRANSFER AGENT
Penn Square Management Corporation acts as Transfer Agent for the
Fund. For the services it provides in these capacities, the Corporation is reimbursed only for the actual costs incurred in providing such services. The Corporation will continue to provide services as Transfer Agent at cost or below cost.

Performance Information

During the period from June 25, 1958 (the initial public offering date) to December 31, 1996, $10,000 invested in Penn Square Mutual Fund would have grown to $883,129, if all distributions were reinvested.For comparative purposes, the figures below show total appreciation of an investment in the Fund for various periods ended December 31, 1996. These figures assume the reinvestment of all income dividends and capital gains distributions in additional shares of the Fund.
These figures are not necessarily indicative of future results. The performance of the Fund is a function of portfolio management in selecting the type and quality of portfolio securities and is also affected by operating expenses. Performance information shown below may not provide a basis for comparison with other investments using different dividend reinvestment assumptions or time periods. No adjustment has been made for any income taxes payable by shareholders on any distributions.

Average Annual Total Returns:

Years Ended December 31, 1996    One Year    5 Years    10 Years
Class A, with 4.75% sales charge    13.0%     12.5%      12.6%
Class A, without sales charge       18.7%     13.6%      13.2%
Class C                             17.0%     n/a         n/a

Cumulative Total Returns:

Years Ended December 31, 1996    One Year    5 Years    10 Years
Class A, with 4.75% sales charge    13.0%      79.9%       228.4%
Class A, without sales charge*      18.7%      88.8%       244.8%
Standard & Poor's 500 Stock Index*  23.0%     103.0%       314.8%

* This information is compiled by Lipper Analytical Services.
Past performance is not predictive of future performance.
Investment return and principal value may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Illustration of an Assumed Investment of $10,000

 CHART


Dividends, Capital Gains Distributions and Taxes

Dividends from net investment income are paid to shareholders quarterly on the last Friday of January, April, July, and October. Dividends may be taken in cash, or reinvested in additional shares on the date of distribution. Capital gains distributions, if available, will be paid in December of the year in which they were generated. If net short-term capital gains are realized they will also be distributed and are currently treated as ordinary income for shareholder tax purposes. Capital gains distributions may be accepted in cash or additional shares through the distribution reinvestment plan.It is the Fund's policy to meet the requirements of Sub-Chapter M of the Internal Revenue Code and such requirements were met in the fiscal year ended December 31, 1996. Shareholders, however, must report dividends and capital gains distributions as taxable income. Shareholders are informed of the federal tax status of dividend and capital gains distributions on IRS Form 1099-DIV shortly after the end of each calendar year.The
Fund is organized as a Pennsylvania common law trust. As such, it will not be liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders who are Pennsylvania residents may be subject to personal property tax on their shares.You should consult your tax advisor on state and local taxes as well as on the tax consequences of gains or losses from the redemption of Fund shares. The Fund may be required to withhold and remit to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution on any account where a payee fails to provide and/or certify a taxpayer identification number or provides the wrong number.

Shareholder Inquiries

Shareholders should contact the Shareholder Services Department for further information and forms for the Retirement Plans, Systematic Purchase Plan, Withdrawal Plan, Exchange Plan, or any additional information concerning the fund. Inquiries about Penn Square Mutual Fund, Scottish Widows International Fund and The William Penn Interest Income Fund, "Pennsylvania's Hometown Mutual Funds," may be made toll free by calling the Fund at (800) 523-8440 and locally at
(610) 670-1031. Shareholders may address written inquiries to P.O. Box 1419, Reading, PA 19603.

How to Buy Shares

Minimum Investments: The minimum initial investment is $500 and the minimum repeat purchase is $100. A minimum initial investment of $250 will be accepted for any retirement plan. For certain accounts introduced by professional investment advisors these minimums may be waived.Shares may be purchased by the following methods:

By Investment Dealer: Through any broker/dealer, bank or savings bank which is registered in the state where the purchase is made and which has a sales agreement with the William Penn Funds.

By Mail: Make your check payable to the Fund and mail along with a new account application or reorder form to the address on the cover.

By Wire: Purchases by wire will be accepted only for additions to existing accounts. Instruct your bank to wire funds to:

CoreStates Bank
Philadelphia, PA
ABA #031000011
Credit:William Penn Funds
a/c #0036438916
Penn Square Mutual Fund
(your fund acct. no.)

By Telephone: Payments for telephone orders must be received within three business days of the order. If payment is not timely received, the Fund may cancel the order and redeem shares in the account to compensate the Fund for any decline in value of the canceled purchase.

In Person: By visiting our office at 2650 Westview Drive, Wyomissing,
PA.

All purchase orders are executed based on the net asset value calculated at the close of business on the day such purchase orders are received. Purchase orders received after the close of the New York Stock Exchange will be executed based on the net asset value calculated on the next business day. The Trustees reserve the right to reject all orders that are considered to be not in the best interest of the Fund. Share certificates will not be issued unless an investor specifically requests them.

Net Asset Value: The net asset value per share is calculated by adding the current value of all the securities in the Fund's portfolio and all other assets, subtracting the liabilities, and dividing the remainder by the number of the Fund's outstanding shares. Securities listed on the New York Stock Exchange or any other exchange approved by the Trustees are valued on the basis of the closing sale that day, or if there is no sale, on the basis of the median of the closing bid and ask price of that day. All other securities shall be valued at the median of the closing bid and ask price of that day. If there is no sale or closing bid and ask price on the day of calculation, a portfolio security will be valued at the preceding business day's available sale or median of the bid and ask prices. When market quotations are not readily available, such securities are valued as determined in good faith by the Board of Trustees. See the Statement of Additional Information for an illustration of net asset value determination.

Class A Shares: The offering price for a share of beneficial interest of the Fund is the net asset value per share plus a sales charge as shown in the following illustration:

                                          Sales Charge
                          Sales Charge      as a % of
Amount of                  as a % of        Net Asset      Dealers'
Purchase                Offering Price        Value      Concession

Less than
$50,000                       4.75%            5.00%        4.00%

$50,000 to
less than
$100,000                      3.50%            3.60%        3.00%

$100,000 to
less than
$250,000                      2.75%            2.80%        2.40%

$250,000 to
less than
$500,000                      2.25%            2.30%        2.00%

$500,000 to
less than
$1,000,000                    1.25%            1.30%        1.00%

$1,000,000
and over                       -0-%             -0-%         -0-%

There is no sales charge on purchases exceeding the maximum amount stated above, on purchases by certain employee benefit plans, on purchases made through a recognized fee based program offered by some broker/dealers, on purchases by policyholders of selected insurance companies, on purchases by certain investment advisors on behalf of their discretionary accounts, or on purchases by certain other persons as described in the Statement of Additional Information. In addition, any person who was invested in Penn Square Mutual Fund as of November 30, 1988 will not be charged a sales charge for purchases made in any portfolio of the William Penn family of funds providing the account has remained open. Retirement accounts opened prior to July 19, 1990 will not be subject to a sales charge. The Fund receives all monies paid equal to the net asset value per share, and any sales charge will be allocated to the Fund's distributor. The distributor may, in turn, pay such amounts to broker/dealers as commission for sales of Fund shares. The distributor may also, at its expense, provide additional promotional incentives to broker/dealers who sell shares of the Fund. The Fund reserves the right to modify the sales charge at its discretion. From time to time the Fund may sponsor sales contests among registered representatives who sell shares of the Fund.


Class C Shares: Class C shares are sold at net asset value without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% is deducted from redemption proceeds. The contingent deferred sales charge is paid to the Distributor to reimburse its expenses in providing distribution related services to the Fund in connection with the sale of Class C shares. The contingent deferred sales charge is assessed on the lesser of the net asset value of the shares at the time of redemption or purchase, and does not apply to shares purchased through the reinvestment of dividends or capital gains.

Waiver of Class C Contingent Deferred Sales Charge: The Class C contingent deferred sales charge will be waived if the shareholder requests a redemption for any of the following reasons (1)distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under a Systematic Withdrawal Plan, or
(b) following death or disability (as defined in the Internal Revenue
Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following death or disability of the shareholder accompanied by evidence of a determination of disability by the Social Security Administration, and (3) returns of excess contributions to Retirement Plans.

Class Share Distinction: Once you decide that the Fund is an appropriate investment for you, deciding which class of shares is best suited to your needs depends on a number of factors which you should discuss with your broker or financial advisor. Because a fund's operating costs, the effect of the different types of sales charges and 12(b)1 distribution fees that apply to a class of shares will affect your investment results over time; how much you plan to invest and how long you plan to hold your investment become very important considerations. If your investment goals and objectives change over time and you plan to purchase additional shares, you should reevaluate those factors to see if you should consider another class of shares. Your investment advisor will help you determine which class of shares is best for you. Generally, an investor who expects to invest less than $50,000 in any of the William Penn Funds and who expects to make substantial redemptions after one year but within six years of investment should consider purchasing Class C Shares. Class C Shares have no initial sales charge, and after one year, have no redemption penalty. Depending on your investment time horizon, you may also prefer to balance purchases of A Share investments with C Share investments in order to spread the cost of investing over time.If you plan to invest more than $50,000 and your investment horizon is six years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset based Distribution Fee on Class C shares will have a greater impact on your account over the longer term than the reduced front end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares for investments of more than $50,000 expected to be held for 5 years or more, for investments over $250,000 expected to be held 3 years or more, or investments over $500,000 for which an investor's time horizon is expected to be longer than 2 or more years.


Account Registration: Guidelines are printed on the New Account
Application form contained in this Prospectus. In the case of joint registrations, joint tenancy with rights of survivorship (JTWROS) is assumed, unless otherwise indicated.

Right of Accumulation: Reduced sales charges apply to any purchase of shares in the William Penn family of funds except the William Penn Money Market Portfolio (which does not impose a sales charge), where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold shares of any eligible portfolio or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase shares of an eligible portfolio having a current value of $20,000, the charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. All present holdings of eligible portfolios may be combined to determine the current offering price of the aggregate investment in ascertaining the sales charge applicable to each subsequent purchase.To qualify for reduced sales charges, at the time of a purchase you or your dealer/advisor must notify Penn Square Management Corporation. This may be accomplished by checking the appropriate box on a New Account Application. The reduced charge is subject to confirmation of your holdings through a check of appropriate records.

Redemption Proceeds from other Mutual Funds and CommissionedInvestments:
No sales charge will apply to any purchase of shares in the Fund if the amount invested represents redemption proceeds from another mutual fund or commissioned investment and the shareholder previously paid a sales charge for such other mutual fund or commissioned investment. In order to qualify for this privilege, (i) Penn Square shares must be purchased within thirty days after the redemption from the other mutual fund or commissioned investment, and (ii) documentation of such redemption satisfactory to Penn Square Management Corporation shall be required at the time of purchase.

Letter of Intent: A prospective shareholder may qualify for a reduced sales load immediately by signing the non-binding Letter of Intent to invest in one or more of the William Penn family of funds except Money Market, over a thirteen month period an amount that would qualify for a reduced sales charge. The shareholder or his dealer/advisor must notify Penn Square Management when any investment is being made pursuant to the Letter of Intent. Acceptable forms of Letters of Intent are available from the Shareholder Services Department or on a New Account Application. A Letter of Intent may be backdated 90 days, to the date of purchase.

How to Transfer Shares

Shares of the Fund, where a certificate has been issued, may be transferred by endorsing the certificate on the reverse side exactly as the registered name appears on the face of the certificate. Signatures must be guaranteed by a commercial bank, savings bank, or broker/dealer.Shares of the Fund held in book or statement form may be transferred by sending a letter to the Fund requesting transfer. This letter must be signed by the registered owner(s) and the signature(s) must be guaranteed.


How to Redeem Shares

Shareholders wishing to redeem certificated shares must send their redemption request along with the share certificates directly to the Fund. If shares are held in book or statement form, a signature guaranteed letter requesting redemption must be sent directly to the Fund. The Fund will redeem shares as of the date of receipt providing the certificates and/or letter requesting redemption are in proper delivery form. Alternatively, a telephone authorization form must be completed in order for uncertificated shares to be redeemed by telephone. Shares presented for redemption, either in certificate, letter form or by telephone, prior to the close of the New York Stock Exchange on any business day are redeemed at the net asset value calculated at the close of the exchange that day, except that some Class C shares may be subject to a 1.0% contingent deferred sales charge. Shares presented for redemption either in certificate, letter form or by telephone after the close of the New York Stock Exchange on any business day are redeemed at the net asset value calculated at the close of the Exchange on the next business day, except that some Class C shares may be subject to a 1.0% contingent deferred sales charge. Checks for redemption proceeds will be mailed within three business days. However, redemption checks will not be mailed until all checks in payment for the shares redeemed have been cleared.Letters requesting redemptions of book or statement shares must be properly signed by the registered owner(s) with signature(s) guaranteed. A certificate for shares presented for redemption must be endorsed by the registered owner, with signature guaranteed only if the redemption proceeds are to be paid to someone other than the registered owner. Requests for IRA Transfer, Qualified Retirement Plan Transfer, or Direct Rollover require signature guarantee only if the amount involved exceeds $10,000.00. A signature guarantee is a widely accepted way to protect you and the fund by verifying the signature on your request. A signature guarantee may not be provided by a notary public. The following institutions should be able to provide you with a signature guarantee: a national or state bank, a federal savings and loan association, a trust company or a member firm of a national stock exchange.Shareholders who liquidate accounts may repurchase shares in the fund at Net Asset Value within 60 days of redemption. The shareholder (or agent) must notify the Transfer Agent of his or her intention to take advantage of the 60 day repurchase option.The Fund imposes no charges for redemptions of Class A shares. For Class C shares, redemptions within the first year of purchase will bear a redemption charge of 1% of net assets. See "Class C Shares" in "How to Buy Shares" section. However, redemptions may be made through a broker/dealer and that broker/dealer may charge a transaction fee.

Shareholder Services

Distribution Reinvestment: Dividends and/or capital gains distributed by the Fund may be automatically reinvested in additional shares of Penn Square Mutual Fund, or in shares of any portfolio of The William Penn Interest Income Fund or the Scottish Widows International Fund
(see "Flexivest" below). The cost of shares purchased is calculated on the date of distribution. There is no sales charge for the purchase of shares through reinvestment.Dividends are distributed in January, April, July, and October; capital gains, if any, are distributed in December. Any changes in automatic reinvestment plans must be made in writing at least 10 days before any distribution date. If no distribution election is made, the Fund will assume automatic reinvestment. The automatic reinvestment plans are more fully described in the Statement of Additional Information.If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for twelve months, the checks will be reinvested into your account at the then current net asset value.

Systematic Purchase Plan: Shareholders may establish a Systematic Purchase Plan (SPP) by checking the appropriate box on a New
Account Application or by calling Shareholder Services for an appropriate form. This Plan authorizes The William Penn Funds to debit a Shareholder's designated checking or savings account at a bank or savings bank on a regular basis in order to purchase additional Fund shares. As Custodian of the Fund, CoreStates Bank acts as agent for these transactions, and funds are sent directly from the Shareholder's financial institution to CoreStates Bank for purchase of fund shares. Purchases are made monthly or quarterly, on the 20th day of the month or quarter, or the following business day if the 20th is not a business day. The SPP is more fully described in the Statement of Additional Information.

Systematic Withdrawal Plan: Shareholders may establish a Systematic Withdrawal Plan (SWP) by checking the appropriate box on a New
Account Application or by calling Shareholder Services for the appropriate form. A minimum account balance of $10,000 is required to establish a SWP. With a SWP, a sufficient number of Fund shares are redeemed each month or quarter from a Shareholder's account to provide the Shareholder with a regular payment. Shares are redeemed on the 10th day of each month or quarter (on the 15th day for IRA and Keogh Plans), or the next business day, in order to provide for the withdrawal payment, and share redemptions are calculated to the third decimal.Although income and capital gains distributions will be reinvested, continued withdrawals in excess of current income may eventually exhaust principal, particularly in a period of declining market prices. The fund reserves the right to terminate the Plan when withdrawal payments are indefinitely suspended at the request of the Plan participant.

Systematic Exchange Plan: Shareholders may establish a Systematic Exchange Plan (SEP) by checking the appropriate block on the New
Account Application or by calling Shareholder Services for the appropriate form. This plan authorizes The William Penn Funds to exchange a fixed dollar amount from one portfolio to another on the 5th day of each month, or the next business day if the 5th is not a business day. The Shareholder should understand the tax consequences of such an exchange. The Plan may be terminated on written instruction at least 10 days prior to the next scheduled exchange.

Retirement Plans: The Fund offers IRA Plans, including Simplified
Employee Pension Plans (SEP-IRA) and Salary Reduction Plans
(SAR-SEP);Profit Sharing; and Money Purchase Plans. There is a $250 minimum on initial purchases for all retirement plans.

Flexivest: Shareholders may elect to have dividends and/or capital gains automatically invested into another William Penn portfolio by indicating the receiving portfolio on a New Account Application. For existing accounts, shareholders may request the form by calling Shareholder Services. The Plan may be terminated on written instruction at least 10 days prior to the next dividend or capital gain distribution payable date.

Exchange Privilege: As a shareholder of the William Penn family of funds, you may exchange shares of Penn Square Mutual Fund for shares of the Scottish Widows International Fund or any of the Portfolios of The William Penn Interest Income Fund including the U.S. Government Securities Income Portfolio, Quality Income Portfolio, New York
Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio and Money Market Income Portfolio, without incurring an exchange fee. A sales charge will not be incurred if the amount exchanged had previously incurred a sales charge. Exchanges involve the redemption of shares, and a tax liability may be incurred. For more complete information, including a telephone authorization form and the Prospectus of The William Penn Interest Income Fund or the Scottish Widows International Fund, call our Shareholder Services Department.
For purposes of exchanging shares within the William Penn Funds, all shares issued prior to November 15, 1995 are designated Class A shares to distinguish them from the new Class C shares. Shares of a particular class may be exchanged only for shares of the same class in the other William Penn family of funds. For example, you may exchange Class C shares of a Fund only for Class C shares of another Fund and Class A shares for other Class A shares. The exchange privilege is only available in states where the exchange may legally be made.

Automated Clearing House (ACH) Transfers: Shareholders may have their dividend, capital gain or systematic withdrawal plan checks transferred directly into their checking or saving accounts by ACH. There is no charge for this service. Please call shareholder services if you wish to enroll in this program. This service may take one month to activate and a check will be received in the interim.

General Information

Reports: Shareholders receive semi-annual and annual financial statements and first and third quarter updates. Annual financial statements are audited by Ernst & Young LLP, independent auditors, whose selection is ratified by shareholders.

Litigation: The Fund is not involved in any litigation.

Closed Holidays: Currently, the days on which the New York Stock
Exchange and/or the Fund are closed for business are: Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and New Year's Day.

Trustees
James E. Jordan, Chairman
Paul J. Lawler, Vice Chairman
Lee D. Arning
Gail M. Harrity
Emmett M. Murphy, CFA
John D. Tenhula, Ph.D.
Ferdinand Thun

Officers
James E. Jordan, President
Dennis J. Westley, CPA, V.P. & Treasurer
Sandra J. Houck, Secretary

Investment Advisor, Distributor,
Transfer Agent and Dividend Disbursing Agent
Penn Square Management Corp.
2650 Westview Drive
Wyomissing, PA 19610

Independent Auditors
Ernst & Young LLP
Reading, PA

Counsel
Stevens & Lee
Reading, PA

Custodian
CoreStates Bank



THE WILLIAM PENN FUNDS

PENN SQUARE MUTUAL FUND

2650 Westview Drive Wyomissing, PA 19610

Statement of Additional Information
April 30, 1997

This Statement of Additional Information is not a Prospectus.
A Prospectus may be obtained from Penn Square Management Corporation, P.O. Box 1419, Reading, PA 19603. This Statement relates to, and should be read in conjunction with, the Prospectus dated April 30, 1996.


Table of Contents                                Page

Investment Objectives                              2
Investment Policies and Restrictions               2
The Trustees of the Fund                           3
Investment Advisor                                 4
Distributor and Transfer Agent                     5
Legal Counsel, Auditors, and Custodian             6
Portfolio Transactions and Brokerage Commissions   7
Purchases and Net Asset Value                      7
Distribution Reinvestment Plan                     8
Withdrawal Plan and Retirement Plans               8
Redemptions                                        9
Exchange Privilege                                 9
Independent Auditors and Financial Statements     10

SHAREHOLDER SERVICES:
610-670-1031
800-523-8440
P.O. Box 1419
Reading, Pennsylvania 19603

Investment Objectives

In addition to the investment objective described in the Prospectus under Investment Objectives, prospective shareholders should be aware that the Fund is not intended to provide a vehicle for those who wish to play short-term swings in the stock market which would be inconsistent with the Fund's primary objective of long-term capital growth. Consistent with this investment objective, the Trustees of the Fund normally expect to have a portfolio turnover rate of approximately 30%-70% annually. The portfolio turnover rates for 1994, 1995, and 1996 were 27.7%, 37.9%, and 83.0% respectively.

Investment Policies and Restrictions

The policy of Penn Square Mutual Fund is to invest generally in blue chip common stocks and securities convertible into blue chip common stocks. At times, however, for defensive purposes, the Trustees may deem it prudent to invest in preferred stocks, bonds, or cash equivalents. The Fund's portfolio reflects a policy of investing in companies representing a diversified cross section of industries. These policies may be modified whenever it appears advisable for the benefit of the shareholders. The Fund's investment objectives and policies are described in the Prospectus on page 4. In addition to those policies described in the Prospectus, the Fund is subject to the following investment restrictions which cannot be changed without approval of a majority of the outstanding shares. The Fund may not: (1) sell short or buy on margin; (2) purchase or retain any common or preferred stock of an issuer if the Trustees together own more than 5% of any class of securities of such issuer; (3) purchase securities of any issuer if such purchase would cause more than 5% of the total assets at market to be invested in the securities of such issuer (other than obligations of the United States, its agencies and instrumentalities) or if such purchase, except temporarily in the event of a merger of a portfolio company, would cause more than 10% of any class of securities of such issuer to be held in the Fund's portfolio: (4) invest in companies for the purpose of exercising control of management; (5) buy or sell real estate except real estate investment trusts; (6) make loans to other persons (except by the purchase of bonds and other obligations constituting part of a public issue), or underwrite securities issued by others; (7) purchase the securities of any other investment company, except where such purchase is a part of a plan of merger or consolidation; (8) purchase securities of companies which including predecessors have not had a record of continuous operation for at least five years; (9) borrow money on behalf of the Fund or Trustees of the Fund; (10) invest more than 25% of its assets in any one industry; and
(11) no member of the Investment Committee of the Fund may serve as a director, trustee, or officer of any issuer during such period that securities of said issuer are held in the Fund's portfolio.In addition to the above, the Investment Committee of the Fund has a policy of not investing in warrants or letter stock, and also of not investing in oil, gas, or mineral development programs. These Investment Committee Policies may be changed without Shareholder approval.The Trustees annually elect an Investment Committee which selects stocks for portfolio purchase or sale on recommendations of the Investment Advisor. The portfolio activities are subject to quarterly review by the disinterested Trustees. The members of the Investment Committee are James E. Jordan, Chairman, Lee D. Arning, Emmett M. Murphy and Paul J. Lawler. Mr. Jordan is Chairman of the Board of Trustees and Messrs. Arning, Murphy and Lawler are Trustees of the Fund.

The Trustees of the Fund

The names of the Trustees of Penn Square Mutual Fund, and their principal occupations and affiliations for the past five years are as follows:

James E. Jordan, Chairman and Trustee*
Chief Investment Officer, Penn Square Management Corporation, 1986 to date; and President, 1989 to date. Director and President, William Penn Company, since 1986. Director, Leucadia National Corporation; and
Director, Mezzanine Capital & Income Trust. Trustee and Chairman,
William Penn Interest Income Fund, 1987 to date. Chairman and Trustee of Scottish Widows International Fund, 1995 to date.

Lee D. Arning, Trustee
Director and Treasurer, The Lighthouse, Inc.; and Director and Vice Chairman, Burdette Tomlin Memorial Hospital, Cape May, N.J. Trustee of William Penn Interest Income Fund, 1987 to date. Trustee of Scottish Widows International Fund, 1995 to date.

Gail M. Harrity, Trustee
Chief Operating Officer of the Philadelphia Museum of Art, 1996 to present. Deputy Director for Finance and Administration of the Solomon
R. Guggenheim Museum, 1989 to 1996. Assistant Treasurer of the
Metropolitan Museum of Art from 1982 to 1989. Trustee of William Penn Interest Income Fund, 1993 to date. Trustee of Scottish Widows
International Fund, 1996.

Paul J. Lawler, Vice Chairman and Trustee
Vice President for Finance of Rensselaer Polytechnic Institute from 1985 to date. From 1976 to 1985, Director of Investment Planning and Assistant Vice President for Finance and Treasurer, Columbia University, Director and Chairman of the Finance Committee of Genesis, Ltd., an offshore insurance company for colleges and universities. Trustee of William Penn Interest Income Fund, 1987 to date. Trustee of Scottish Widows International Fund, 1995 to date.

Emmett M. Murphy, Trustee*
General Partner, Threshold Investment LP, 1996. Partner, Luther King Capital Management 1981 to 1995. Trustee of William Penn Interest Income Fund, 1993 to date. Trustee of Scottish Widows International Fund, 1995 to date. Portfolio manager of Penn Square Management Corporation since 1996.

John D. Tenhula, Trustee
President and Chief Executive Officer of the Balch Institute since 1991. Previously, Legal Officer, United Nations High Commissioner for
Refugees. Adjunct Professor, School of International Affairs, Columbia University from 1979 to present. Trustee of William Penn Interest Income Fund, 1993 to date.

Ferdinand Thun, Trustee
Formerly, Director of Planned Giving for Lehigh University, since 1974. Managing Partner of Thun Partnership, since 1986. Trustee of William Penn Interest Income Fund, 1989 to date.

*Employee or consultant of Penn Square Management Corporation, Fund Advisor, and interested person as defined by The Investment Company Act of 1940.The mailing address for all the Fund's Trustees is in care of the Fund, P.O. Box 1419, Reading, PA 19603. Under the Declaration of Trust, there may never be less than three nor more than ten Trustees. Trustees hold office for one year, from June 1st following the annual meeting at which they are elected to May 31st of the following year. Any vacancy for any cause may be filled by action of the remaining Trustees, unless such a vacancy occurs between May 1st and the annual meeting in May. In this circumstance, the vacancy will be filled by the shareholders at the annual meeting.Any Trustee who is affiliated with the Fund's Investment Advisor or the Fund's legal counsel or who is an officer or employee of the Fund shall serve without compensation, and each Trustee who is not so affiliated shall receive compensation from the income of the Fund to be fixed by the Trustees at a rate per annum not exceeding $5,200, such compensation to be paid quarterly. In 1996, the disinterested trustees of Penn Square Mutual Fund as a group received $23,471. The Trustees who received this compensation were: Lee
D. Arning, Paul J. Lawler, Gail M. Harrity, John D. Tenhula and Ferdinand Thun. As of December 31, 1996, the Trustees as a group owned less than 1% of the Fund's outstanding shares.

1996 Trustee Compensation
                       Penn Square          William Penn
                          Mutual                Fund
                           Fund                Family*
Name
James E. Jordan         $     -0-            $      -0-
Lee D. Arning               4,000                12,000
Gail M. Harrity             4,000                12,000
Paul J. Lawler              4,000                12,000
Emmett M. Murphy              -0-                   -0-
John Tenhula                4,000                 8,000
Ferdinand Thun              4,000                 8,000

*The William Penn family of funds consists of the following: Scottish Widows International Fund, Penn Square Mutual Fund, and the William Penn Interest Income Fund.

INVESTMENT ADVISOR

The Fund employs Penn Square Management Corporation (The Corporation) as the Investment Advisor of the Fund under an Investment Advisory Contract. The contract must be approved annually by the disinterested Trustees at a special meeting called for that purpose and also by a majority vote of the Fund's outstanding shares. The contract will automatically terminate in the event of its assignment and may be terminated by a majority vote of the outstanding shares of the Fund; or upon sixty days written notice by the Trustees to the Advisor, or by the Advisor to the Trustees. Under terms of the contract, the Corporation will provide sole investment and market advice to the Fund.The Corporation will also supply and pay for such services as are deemed by the Trustees to be necessary, desirable, and proper for the continuous operation of the Fund. Included in the services but not limited to them are the furnishing of office space and facilities including computers, clerical, telephone, mailing and other facilities as the Trustees shall request in connection with the operation of the Fund. The Corporation will also pay for the fees required for the registration of the Fund under federal and state acts or statutes. The Corporation shall not be required to pay for the services of Disinterested Trustees, to pay the commissions or fees of the custodian, distributor, transfer agent, dividend disbursing agent, independent auditors and legal counsel.
The Corporation shall not pay for any expenses in connection with the Fund's administrative activities which are not directly connected with the act of selling the Fund's shares including without limitation the printing and mailing costs of Fund share certificates, reports and notices to Fund shareholders, and proxy materials; and taxes, commissions and other expenses in connection with the purchase and sale of Fund investments, provided, however, that the Corporation shall reimburse the Fund for any expenses, excluding taxes and brokerage commissions, that exceed the maximum expense limitation imposed by the applicable law of any jurisdiction where the Fund's shares are offered for sale.The Fund will pay to Penn Square Management Corporation, as compensation for the services provided under the Investment Advisory Contract, a sum per annum equal to the aggregate of .65 of 1% on the first $250,000,000 of average daily net assets, .60 of 1% on the next $250,000,000 of average daily net assets, and .55 of 1% on average daily net assets exceeding $500,000,000. There can be no assurance that the average net asset value of the Fund per annum will reach the levels indicated. As of December 31, 1996, total net assets were $329,746,021. The advisory fees received in 1996, 1995 and 1994 were respectively, $2,038,874, $1,760,748, and $1,616,347. Penn Square Management
Corporation is a wholly-owned subsidiary of The William Penn Company. The shareholders of The William Penn Company are John W. Jordan II, David W. Zalaznick, James E. Jordan, Jonathan F. Boucher, John R. Lowden, Paul R. Rodzevik, and Leucadia National Corporation, a financial services company listed on the New York Stock Exchange. The Officers and Directors of the Advisor are James E. Jordan, President and Director; Dennis J. Westley, Senior Vice President for Finance and Administration, Kevin J. Mailey, Senior Vice President for Sales and Marketing; and Sandra J. Houck, Secretary. John W. Jordan II and David
W. Zalaznick are also Directors of the Advisor.An Investment Advisory Contract between the Advisor and the Fund was approved by the holders of a majority of the outstanding shares of the Fund on May 21, 1996 and will remain in effect until May 31, 1997, and from year to year thereafter, provided that the continuance is approved at least annually by the holders of a majority of the outstanding shares of the Fund.

Distributor and Transfer Agent

Penn Square Mangement Corporation is the sole distributor of Fund shares and under terms of the Distribution Contract shall provide selling and sales services for the Fund.Pursuant to Rule 12b-1 of the Investment Company Act of 1940 ("1940 Act"), the Fund has adopted a Distribution Services Agreement (the "Plan") which, together with the related distribution agreement between the Fund and the Distributor (the "Distribution Agreement"),is described in the Prospectus. Under the Plan, the Distributor may be reimbursed for expenses at an annual rate not exceeding .50% of the Fund's net assets. Such expenses may include payment to certain broker/dealers and financial companies ("Service Organizations") that provide distribution and administrative services to their clients such as: (I) processing purchase and redemption orders with the Distributor; (ii) providing clients with a service that invests the assets of their accounts in Fund shares pursuant to pre-authorized instructions; (iii) processing dividend payments from the Fund on behalf of clients and assisting clients in changing dividend options, account designations, and addresses; (iv) arranging for bank wires; (v) providing subaccounting services with respect to Fund shares; and (vi) providing distribution services and any other services as the Fund or the Distributor may reasonably request.A report of the amounts paid to the Distributor and Service Organizations, and the purposes for which such expenditures were incurred, must be made to the Board of Trustees for its review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs the Fund may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in any related Distribution Agreement (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The 1940 Act requires that the incumbent Independent Trustees be responsible for the selection and nomination of persons to serve as Independent Trustees. The Plan and the related Distribution Agreement have been approved, and are subject to annual approval by, a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan and the Distribution Agreement are each terminable at any time by vote of a majority of the Independent Trustees, or by vote of the holders of a majority of the shares of a Fund, and both the Plan and Distribution Agreement will terminate automatically in the event of their assignment. The Distribution Agreement is also terminable by the Distributor. The Distributor receives no other compensation for its services as distributor, except that the sales charge (see "PURCHASES AND NET ASSET VALUE") will be paid to the Distributor. The Distributor may, in turn, pay such sales charge to broker/dealers as a commission for generating sales of Fund shares.In addition to its investment advisory and distribution function, the Corporation also acts as Transfer Agent and Dividend Disbursing Agent for the Fund. For the services it provides as Transfer Agent and Dividend Disbursing Agent, the Corporation is reimbursed only for the actual costs incurred. The Corporation has provided Transfer Agent and Dividend Disbursing Agent services at cost or below cost and will continue to do so in the future.

Legal Counsel, Auditors, and Custodian

Stevens & Lee, 607 Washington St., P.O. Box 679, Reading, Pa. 19603, serves as legal counsel to the Fund.Ernst & Young LLP, 875 Berkshire Blvd., Reading, Pa. 19610, is the independent auditor of the Fund and must be approved at least annually by the Board of Trustees and by a majority of the Fund's shares to continue in such capacity. Ernst & Young LLP performs audit services for the Fund including the audit of the financial statements contained in the Annual Report to shareholders.
CoreStates Bank, P.O. Box 7618, Philadelphia, Pa. 19101, serves as the custodian of the Fund's portfolio securities and cash. It meets the qualification requirements for banks and trust companies to serve as custodian under the Investment Company Act of 1940.

Portfolio Transactions and Brokerage Commissions

The Fund's policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions. Consistent with obtaining the best execution, the Advisor may pay a higher commission as described below. Where a commission is payable, the Advisor attempts to negotiate with brokers qualified to provide best execution. Unlisted portfolio securities are traded only through brokers or dealers who make "primary markets" in such securities.Broker/dealers are selected to participate in portfolio transactions on the basis of their professional capability and the value and quality of their brokerage and research services. The selection is made by the Investment Committee of the Fund which also directs the trading for the Fund.Subject to obtaining the best execution, a broker/dealer may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction, if the traders determine that such commission is reasonable in relation to the value of the brokerage and research services performed by the executing broker/dealer. Brokerage services may include such factors as furnishing market quotations, knowledge of a particular security or market, proven ability to handle a particular type of trade, willingness and ability to take positions in securities, and promptness, reliability, and confidentiality. Research services may include the furnishing of analyses and reports concerning industries, securities, economic factors and portfolio strategy. Although such research is often useful, the Investment Advisor to the Fund has advised the Fund that it is not a substitute for services provided by the Advisor to the Fund. The receipt of research services from broker/dealers does not materially reduce or otherwise affect the expenses incurred by the Investment Advisor in the performance of its services to the Fund. During 1996, the Investment Advisor allocated approximately $135,000 of brokerage commissions for various research reports and services. Broker/dealers who have sold Fund shares may participate in portfolio transactions subject to meeting the best execution and price criteria described herein. There is no formula for determining the allocation of trading among broker/dealers. Neither the Investment Advisor nor any person affiliated with the Investment Advisor received any commissions or remuneration, either directly or indirectly, in connection with the Fund's portfolio transaction during the year 1996. During the fiscal years ending December 31, 1996, 1995, and 1994, total brokerage commissions were $723,444, $303,180, and $210,068 respectively.

Purchases and Net Asset Value

Information concerning the purchase and redemption of Fund shares and the method used to value the shares are described in the Prospectus under "How to Buy Shares" and "How to Redeem Shares."No sales charge will be charged to persons who are and have been for at least 90 days trustees, directors, officers or employees of the Fund or the Advisor; to certain immediate relatives of such persons; to registered representatives of broker/dealers who purchase shares for their own accounts; or to any trust, pension, profit sharing, 401(k) or other benefit plan for such persons. In addition, no sales charge will apply to purchases of Fund shares by certain large pension plans or "institutional investors" meeting qualifications established from time to time by the Trustees. These exemptions from sales charges have been determined by the Trustees to be in the best interest of the Fund.

The following illustrates the computation of the public Offering and Redemption Prices based on the Net Asset Values as of December 31, 1996.

Value of investments                                $330,738,576
Receivables                                              787,093
Less Liabilities                                       1,779,648

Total Net Asset Value                               $329,746,021

Class A Net Asset Value and redemption price per share
     ($328,196,900 / 27,012,372 shares)              $     12.15
Class A Offering Price per share (12.15 / (1-4.75%)) $     12.76

Class C Net asset value, offering price and redemption price per share
     ($1,549,121 / 127,886 shares)                   $     12.11


Distribution Reinvestment Plan

Shareholders may automatically reinvest the income dividends paid by the Fund on the last Friday in January, April, July, and October. Additionally, shareholders may automatically reinvest any capital gains distribution. There is no sales charge for the purchase of reinvestment shares and the cost of shares purchased is calculated on the date of distribution. There are two options available to shareholders as follows:
Option 1. Reinvest any capital gains distribution and the January, April, July, and October income dividends in as many shares (to the third decimal) as the distribution will purchase.
Option 2. Reinvest only the capital gains distribution in as many shares (to the third decimal) as that distribution will purchase. A check for all dividends from investment income (January, April, July, and October) will be mailed to the shareholder.

Withdrawal Plan and Retirement Plans

Shareholders interested in the Systematic Withdrawal Plan as described in the Prospectus should know that a withdrawal plan involves the redemption of shares on a regular basis in order to receive fixed dollar amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost for income tax purposes, gains or losses may have to be recognized on such payment for income tax purposes. There is a $50 minimum amount which must be withdrawn at any one time. Withdrawal payments in excess of current income dividends may exhaust principal, particularly in a period of declining market prices. Under terms of the Systematic Withdrawal Plan, all distributions are automatically reinvested without charge. The Prospectus indicates the type of retirement plans for which Penn Square Management Corporation provides forms and explanation. These retirement plan forms and custodial agreements are available for Individual Retirement Accounts (IRA) including Simplified Employee Pensions, prototype Profit Sharing and Money Purchase Plans for corporations and for self-employed individuals.Explanation of the eligibility requirements, annual custodial fee, tax advantages and penalties, and forms for enrollment are available from the Shareholder Services Department. You may also consult your financial planner or tax advisor if you are interested in any of these plans.

Redemptions
The correct procedure for redemption of shares, and the calculation of effective redemption price, is contained in the Prospectus under the heading "How to Redeem Shares." Shareholders may request that redemption proceeds be wired directly to a bank account. The Fund's custodian bank will deduct a wire charge from the proceeds of the redemption which, as of the date of the current Prospectus, is $10.00. This charge is subject to change without notice.Any shareholder who made an initial purchase after May 1, 1965, will not be permitted to redeem less than all shares held in an account if, after the redemption, the balance in that account is less than $500, with the exception of certain accounts introduced by registered representatives.

Exchange Privilege
As a shareholder of the William Penn family of funds, you may exchange shares of the Fund with shares of the Scottish Widows International Fund or of the Portfolios of The William Penn Interest Income Fund. These separate Portfolios are: (1) U.S. Government Securities Income Portfolio, (2) Quality Income Portfolio, (3) Pennsylvania Tax-Free Income Portfolio, (4) New York Tax-Free Income Portfolio, (5) Money Market Income Portfolio.
Exchanges involve the redemption of shares and a tax liability may be incurred. For more complete information, including a telephone authorization form and a Prospectus of The Scottish Widows International Fund or The William Penn Interest Income Fund, call our Shareholder Services Department.

Independent Auditors and Financial Statements
Ernst & Young LLP, 815 Berkshire Blvd., Reading, Pennsylvania, is the Fund's independent auditor providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference herein have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Ernst & Young given on the authority of said firm as experts in accounting and auditing.The financial statements of the Fund and the report of the independent auditors are included in the Fund's Annual Report for the period ended December 31, 1996. The following financial statements appearing in the Annual Report are incorporated herein by reference:

Statement of Investments, as of December 31, 1996
Statement of Assets and Liabilities, as of December 31, 1996
Statement of Operations, for the Year Ended December 31, 1996
Statements of Changes in Net Assets,
 for the Years Ended December 31, 1996 and December 31, 1995
Notes to Financial Statements, as of December 31, 1996

Growth and Income
Penn Square Mutual Fund

International
Scottish Widows International Fund

Stability
Money Market Portfolio

Income
Quality Income Portfolio
U.S. Government Securities Portfolio

Tax-Free Income
New York Tax-Free Portfolio
Pennsylvania Tax-Free Portfolio



                         PART C
                    OTHER INFORMATION
Item 24   Financial Statements and Exhibits

          (a)  Financial Statements
               (1)  The Prospectus contains the Condensed
                    Financial Information as of December
                    31, 1996 under Financial Highlights.
               (2)  The following financial statements,
                    each as of December 31, 1996, are
                    Incorporated by reference into the
                    Statement of Additional Information
                    From the Registrant's 1996 Annual
                    Report:
                    Statement of Investments
                    Statement of Assets and Liabilities
                    Statement of Operations
                    Statement of Changes in Net Assets
                    Notes to Financial Statements

          (b)  Exhibits:
               (1)  Consent of Independent Accountants

               (2) Financial Data Schedule (EX-27)

               (3)  All other exhibits are incorporated
                    By reference to previous N1-A; and
                    Form S-5 and all amendments thereto
                    As files since the Fund's initial
                    Effective registration on June 25, 1958.

Item 25   Persons Controlled by or Under Control with Registrant
          Inapplicable

Item 26   Number of Holders of Securities
          Title of Class           Number of Record Holders
          Shares of beneficial      as of 2/21/97
          Interest                  Class A 13,428
                                    Class C    148

Item 27 Each Trustee (and his heirs, executors, and admini-strators) may be indemnified by the Fund against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a Trustee of the Fund, except in relation to any actions, suits, or proceedings, in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudi-cation which expressly absolves the Trustee of liability to the Fund, or its shareholders for willful misfeasance, bad faith, gross negligence and reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each Trustee (and his heirs, executors and administrators) may be indemnified by the Fund against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Trustees of the Fund who are not involved in this action, suit or proceeding that the Trustee has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and provided further that if a majority of the Trustees of the Fund are involved in the action, suit or proceeding, such determination shall not exceed costs and expenses which would have been reasonably incurred if the action, suit or proceeding would have been litigated and included. Such a determination by the Trustees, or by independent legal counsel, and the basis thereof shall not prevent a shareholder from challenging such indemnification by appropriate legal proceedings. The foregoing rights and indemni-fication provisions shall not be exclusive of any other rights to which the Trustees may be entitled according to law.

Item 28 Business and Other Connections of Investment Advisor To Registrant's knowledge, none of the directors or officers of Penn Square Management Corporation, except those set forth below, is, or has been at any time during the past two calendar years, engaged in any other business, profession, vocation or employ-ment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Penn Square Management Corporation who are or have been engaged in any other business, profession, location or employment of a substantial nature.

               Name                     Position with
                                   Penn Square Management
                                        Corporation
          James E. Jordan          President and Director
          John W. Jordan, II       Director
          David W. Zalaznick       Director

          Mr. James Jordan is an executive with, and Messrs.
          John Jordan and David Zalaznick are partners of The
          Jordan Company, New York, NY. The Jordan Company is a private investment banking partnership.

Item 29   Principal Underwriter
          (a) Penn Square Management Corporation acts as distributor for and investment advisor to the William Penn Interest Income Fund and the
               Scottish Widows International Fund.

          (b)  The Directors and executive officers of Penn
Square
               Management Corporation are as follows:
Name and Principal  Positions and Offices    Positions and
Offices
Business Address    with Penn Square         with Registrant
                    Management Corporation
James E. Jordan     President & Director     Chairman, President
                                             And Trustee
Dennis J. Westley   Sr. V.P.                 Vice President &
                    Finance & Administration Treasurer
Sandra J. Houck     Secretary                Secretary

Kevin J. Mailey     Sr. V.P. for Marketing   None

John W. Jordan II   Director                 None

David W. Zalaznick  Director                 None

The principal business address for each of the above is 2650
Westview Drive, Wyomissing, PA 19610

          (C)  Inapplicable

Item 30   Location of Accounts and Records

          (1) Penn Square Management Corporation, 2650 Westview Drive, Wyomissing, PA 19610 (records relating to Its functions as distributor, transfer agent, dividend paying agent, investment advisor, and Registrant's Declaration of Trust).

          (2)  CoreStates Bank, P. O. Box 7618, Philadelphia,
               PA 19101 (records relating to its function as custodian)

Item 31   Management Services
          None

Item 32   Undertakings
          The Registrant undertakes to furnish to any person to whom a prospectus is delivered a copy of Registrant's latest annual report upon request and without charge.



                    THE WILLIAM PENN FUNDS

PENN SQUARE MUTUAL FUND

December 31, 1996

ANNUAL REPORT

Penn Square Mutual Fund

Annual Report 1996

January 14, 1997

Dear Shareholders:

As one year ends and another begins, it is appropriate to assess what happened in the prior year, and make plans for the next one. Following a strong 1995, we were positive but cautious at the start of 1996, and we remained so throughout the year. If anything, we were too cautious, and the Fund's performance as compared to its peer fund group and to the general market averages reflected that caution.

For the year ended December 31, 1996, and on a total rate of return basis, which incorporates the reinvestment of dividends, and net of all expenses, the Fund rose by +18.66%, as compared with +20.78% for the Lipper Growth & Income Fund Average, +22.96% for the S&P 500 Stock Index, and +26.01% for the Dow Jones Industrial Average. Additional performance information for the Fund is provided on pages 3 through 5 of this report.

At Penn Square, we are believers that there is a time to sow and a time to reap, and 1996 was the latter kind of year. Accordingly, the Fund paid out $1.72 per share in capital gains, the largest in its history, as well as a dividend of 20 cents per A share, for a total of $1.92 per A share in distributions. At year-end 1996, the Fund had net assets of $329.7 million, with 27.1 million shares outstanding. With this Report is included your dividend check or reinvestment statement for 5 cents per A share (1.4 cents per C share) representing the first dividend of 1997.

Looking ahead, we are guardedly optimistic. Many of the fundamental economic forces that have propelled the securities markets to new highs are still in place. Economic growth and inflation both continue at a modest pace. The Federal deficit continues to fall, and several proposals have been put forward to "fix" the Medicare, Medicaid, and Social Security funding problems. Corporate profits remain firm, and probably have not peaked, but the massive gains from corporate restructuring, falling interest rates, and cheap dollar benefits are largely behind us, so that for most industries, profit growth will parallel sales growth. Based on historic fundamentals, stock prices are full. Consequently, we have become more defensive in recent months - increasing our positions in oil stocks and raising cash, for example - and have scavenged the market for stocks in industries that have been out of favor but where the franchise values of the companies is solid. In this way, we hope to provide for another year of solid gain while protecting the Fund's assets against inevitable volatility.


With best regards,
Sincerely yours,
James E. Jordan
Chairman

Portfolio Highlights: December 31, 1996
Total Net Assets                                $ 329,746,021
Class A:
Shares Outstanding                                 27,012,372
Net Asset Value Per Share                       $       12.15
Offering Price Per Share                        $       12.76

Class C:
Shares Outstanding                                    127,886
Net Asset Value & Offering Price Per Share      $       12.11

Ten Largest Equity Holdings:
Exxon Corporation$                                  9,800,000
General Electric Co.                                8,898,750
Intel Corp.                                         7,856,250
Texaco, Inc.                                        6,868,750
Fluor Corp.                                         6,588,750
Bristol-Myers Squibb Company                        6,525,000
Mobil Corporation                                   6,112,500
United HealthCare Corporation                       6,075,000
American Home Products Corporation                  5,862,500
Kimberly-Clark Corporation                          5,715,000

Five Largest Industry Categories:
Pharmaceuticals & Health Care                           13.7%
Energy                                                  13.3%
Financial Services                                       7.8%
Consumer Goods                                           7.4%
Railroads                                                5.2%

Income Dividends:
Payable Date                         Class A          Class C
January 26, 1996                   $    0.06        $   0.060
April 26, 1996                          0.05            0.038
July 26, 1996                           0.05            0.023
October 25, 1996                        0.04            0.016
 Total 1996 Income Dividends            0.20            0.137

Capital Gain Distribution:
December 27, 1996 Long-Term            1.512            1.512
December 27, 1996 Short-Term           0.208            0.208
 Total 1996 Capital Gain Distributions 1.720            1.720

Total 1996 Dividends and Distributions$1.920        $   1.857

Total Investment Return
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

CLASS A SHARES
                                                    Total Investment
Period         Per Share Data*       Year-End Value        Return
                                                        Annual
                                     Capital         Percentage C
hange**
Year EndedNet Asset IncomeGain   Penn Square S&P 500 Penn Square S&P 500
Value   Dividends   DistributionsMutual Fund Index   Mutual Fund  Index
Initial (6/58)$    4.63__      $  10,000 $  10,000      _          _
1958    6.60    $.229    $.171    12,503    10,900    +49.1%    +42.4%
1959    7.50     .23      .31     15,310    12,186    +21.8%    +11.8%
1960    6.48     .235     .485    14,677    12,246    - 4.0%    + 0.5%
1961    8.01     .195     .815    20,725    15,541    +39.2%    +31.7%
1962    6.78     .195     .405    19,041    14,188    - 8.7%    - 8.8%
1963    9.32     .135     .205    27,279    17,420    +39.2%    +22.5%
1964    9.89     .19      .895    32,308    20,290    +17.8%    +16.3%
1965   11.60     .22      .89     42,005    22,818    +28.5%    +12.3%
1966    8.67     .26     1.34     36,807    20,520   - 11.5%   - 10.0%
1967    8.90     .32      .375    40,739    25,435    +10.7%    +23.7%
1968   10.21     .295     .402    50,563    28,248    +22.5%    +10.8%
1969    7.86     .291     .494    42,236    25,865    -15.3%   -  8.3%
1970    7.82     .303     .172    44,882    26,885    + 5.5%    + 3.9%
1971    7.96     .286     .134    48,131    30,729    + 7.2%    +14.3%
1972    8.07     .23      .255    51,962    36,567    + 7.5%    +19.0%
1973    6.78     .245     .35     47,324    31,195   -  8.6%   - 14.7%
1974    4.96     .285     .36     38,301    22,939   - 17.3%   - 26.5%
1975    7.05     .33       _      57,316    31,479   + 48.9%   + 37.2%
1976    8.79     .30      .28     76,804    39,001   + 32.9%    +23.9%
1977    7.56     .32      .37     71,936    36,229   -  6.3%     -7.1%
1978    7.17     .36      .31     74,913    38,613   +  3.7%    + 6.6%
1979    7.90     .39      .35     91,101    45,793    +20.5%    +18.6%
1980    8.92     .44      .41    114,361    60,658    +23.7%    +32.5%
1981    8.00     .49      .53    115,667    57,671     +1.1%   -  4.9%
1982    8.38     .49      .56    139,662    70,098    +17.9%    +21.5%
1983    9.60     .43      .605   180,549    85,908    +26.9%    +22.6%
1984    8.50     .42      .70    181,495    91,298   +  0.2%   +  6.3%
1985    9.70     .37      .53    229,805   120,264    +24.7%    +31.7%
1986    9.21     .39     1.25    259,307   142,710    +12.8%    +18.7%
1987    8.57     .35      .78    272,179   150,203   +  5.0%   +  5.2%
1988    8.74     .355     .67    310,962   175,465    +14.4%    +16.8%
1989   10.00     .36      .58    390,499   230,937    +25.7%    +31.6%
1990    8.76     .37      .35    370,294   223,781   -  5.3%   -  3.1%
1991   10.40     .29      .41    470,790   291,811    +27.7%    +30.4%
1992   10.44     .25      .60    511,638   313,930   +  8.8%    + 7.6%
1993   10.81     .19      .76    577,083   345,668    +12.9%    +10.1%
1994   10.01     .22      .60    577,917   350,127   +  0.2%    + 1.3%
1995   11.90     .24      .76    746,702   481,670    +29.2%    +37.6%
1996   12.15     .20     1.72    883,129   592,454    +18.7%    +23.0%
Lifetime _    $11.699 $ 21.183   +8731.3%  +5824.5%   +12.3%    +11.2%

*Adjusted for a 2-for-1 stock split effective April 15, 1968.
**Adjusted to include reinvestment of income dividends and any capital gain distributions for both the Fund and the Index.

Illustration of an Assumed

Investment of $10,000

$883,129 Total Value of Shares December 31, 1996

$276,461 Value of Shares Acquired through Reinvestment of Dividends

S&P 500 $592,454 (see page 3)

$584,778 Value of Shares Accepted as Capital Gains Distributions

$21,890 Value of Shares Initially Acquired

Average Annual Total Returns
Years Ended December 31, 1996         One Year    5 Years    10 Years
Class A, with 4.75% sales charge         13.0%      12.5%       12.6%
Class A, without sales charge            18.7%      13.6%       13.2%
Class C                                  17.0%        n/a         n/a

Cumulative Total Returns
Years Ended December 31, 1996         One Year    5 Years    10 Years
Class A, with 4.75% sales charge         13.0%      79.9%      228.4%
Class A, without sales charge*           18.7%      88.8%      244.8%
Standard & Poor's 500 Stock Index*       23.0%     103.0%      314.8%

*This information is compiled by Lipper Analytical Services.
Past performance is not predictive of future performance. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Fund Industry Weighting Changes

                                             For positions held on
                                           12/31/96   12/31/95   Change
Utilities                                      4.7%       0.0%     4.7%
Pharmaceuticals and health care               13.7%       9.1%     4.6%
Consumer goods                                 7.4%       3.7%     3.7%
Energy                                        13.3%       9.9%     3.4%
Financial services                             7.8%       4.7%     3.1%
Railroads                                      5.2%       3.1%     2.1%
Textiles                                       1.4%       0.0%     1.4%
Building, construction & engineering           2.0%       1.8%     0.2%
Diversified                                    1.2%       1.1%     0.1%
Metals                                         3.3%       3.3%     0.0%
Retail                                         2.5%       3.2%    -0.7%
Other services                                 1.1%       2.1%    -1.0%
Automotive                                     3.9%       5.0%    -1.1%
Electronics                                    0.0%       1.2%    -1.2%
Paper and forest products                      2.4%       3.7%    -1.3%
Environmental services                         1.0%       2.6%    -1.6%
Food and beverages                             2.0%       3.9%    -1.9%
Telecommunications                             3.3%       5.4%    -2.1%
Capital goods                                  2.7%       5.3%    -2.6%
Entertainment                                  2.5%       5.2%    -2.7%
Chemicals                                      1.1%       3.8%    -2.7%
Printing and publishing                        0.0%       3.1%    -3.1%
Insurance                                      2.9%       6.2%    -3.3%
Computers and office equipment                 4.9%       8.6%    -3.7%
Total stocks                                  90.3%      96.0%    -5.7%
Short-term investments                        10.0%       3.8%     6.2%
Other assets and liabilities                  -0.3%       0.2%    -0.5%

Net assets                                   100.0%      100.0%



Investments: December 31, 1996

Shares                  Stocks_ 90.3%                       Market Value

AUTOMOTIVE _ 3.9%
155,000   Chrysler Corporation                           $     5,115,000
150,000   ITT Industries, Inc.                                 3,675,000
 50,000   Johnson Controls, Inc.                               4,143,750
                                                              12,933,750

BUILDING, CONSTRUCTION & ENGINEERING _ 2.0%
105,000   Fluor Corp.                                          6,588,750
                                                               6,588,750

CAPITAL GOODS _ 2.7%
 90,000   General Electric Company                             8,898,750
                                                               8,898,750

CHEMICALS _ 1.1%
 75,000   ARCO Chemical Company                                3,675,000
                                                               3,675,000

COMPUTERS AND OFFICE EQUIPMENT _ 4.9 %
 75,000   Computer Associates International, Inc.              3,731,250
 50,000   Hewlett-Packard                                      2,512,500
 60,000   Intel Corporation                                    7,856,250
 40,000   Pitney Bowes                                         2,180,000
                                                              16,280,000

CONSUMER GOODS _ 7.4%
 80,000   Avon Products, Inc.                                  4,570,000
 50,000   Colgate-Palmolive Company                            4,612,500
100,000   Corning Inc.                                         4,625,000
 90,000   Kimberly-Clark Corporation                           5,715,000
 90,000   Tupperware Corporation                               4,826,250
                                                              24,348,750

DIVERSIFIED _ 1.2%
 70,000   Tenneco, Inc.                                        4,061,250
                                                               4,061,250

ENERGY _ 13.3%
 65,000   Chevron Corporation                                  4,225,000
100,000   Exxon Corporation                                    9,800,000
 80,000   Louisiana Land and Exploration Company (The)         4,290,000
 50,000   Mobil Corporation                                    6,112,500
125,000   National Fuel Gas Company                            5,156,250
 70,000   Texaco, Inc.                                         6,868,750
150,000   Union Pacific Resources Group Inc.                   4,387,500
 73,000   Unocal Corporation                                   2,965,625
                                                              43,805,625

ENTERTAINMENT _ 2.5%
 75,000   Viacom Inc. Class B*                                 2,615,625
 80,000   Walt Disney Company (The)                            5,570,000
                                                               8,185,625

ENVIRONMENTAL SERVICES _ 1.0%
100,000   WMX Technologies, Inc.                               3,262,500
                                                               3,262,500

FINANCIAL SERVICES _ 7.8%
 75,000   American Express Company                             4,237,500
 40,000   BankAmerica Corporation                              3,990,000
120,000   Bank of New York Company, Inc.                       4,050,000
 40,000   Chase Manhattan                                      3,570,000
 85,000   Federal National Mortgage Association                3,166,250
115,000   Great Western Financial Corporation                  3,335,000
 45,000   Mellon Bank Corporation                              3,195,000
                                                              25,543,750

FOOD AND BEVERAGE _ 2.0%
 75,000  ConAgra, Inc.                                         3,731,250
100,000  Pepsico Inc.                                          2,925,000
                                                               6,656,250

INSURANCE _ 2.9%
 80,000  Conseco, Inc.                                         5,100,000
100,000  Travelers Group Incorporated                          4,537,500
                                                               9,637,500

METALS _ 3.3%
 55,000  Aluminum Company of America                           3,506,250
150,000  Allegheny Teledyne Inc.                               3,450,000
100,000  Freeport-McMoRan Copper & Gold Inc.                   2,812,500
 30,000  Freeport-McMoRan Copper & Gold Inc. Class B             896,250
                                                              10,665,250

PAPER AND FOREST PRODUCTS _ 2.4%
 40,000   Georgia-Pacific Corporation                          2,880,000
 71,900   Longview Fibre                                       1,321,162
 75,000   Weyerhaeuser Co.                                     3,553,125
                                                               7,754,287

PHARMACEUTICALS AND HEALTH CARE _ 13.7%
 70,000   Aetna Incorporated                                   5,600,000
100,000   American Home Products Corporation                   5,862,500
 60,000   Bristol-Myers Squibb Company                         6,525,500
100,000   Columbia/HCA Healthcare Corporation                  4,075,000
 90,000   Johnson & Johnson                                    4,477,500
 45,000   Merck & Co.                                          3,566,250
 65,000   Schering-Plough Corporation                          4,208,750
 70,000   SmithKline Beecham plc (ADR)                         4,760,000
135,000   United HealthCare Corporation                        6,075,000
                                                              45,150,000

*Non-income producing security.

RAILROADS _ 5.2%
 50,000   Burlington Northern Santa Fe                         4,318,750
180,000   Canadian Pacific Limited                             4,770,000
 35,000   Norfolk Southern Corporation                         3,062,500
 85,000   Union Pacific Corporation                            5,110,625
                                                              17,261,875

RETAIL _ 2.5%
 60,000   Home Depot, Inc. (The)                               3,007,500
 50,000   J.C. Penney Company, Inc.                            2,437,500
 60,000   May Department Stores                                2,805,000
                                                               8,250,000

TELECOMMUNICATIONS _ 3.3%
150,000   Comcast Corporation                                  2,643,750
185,400   Merrill Lynch Strype (Cox Communications)            4,125,150
 70,000   Nokia Corporation (ADR)                              4,033,750
                                                              10,802,650

TEXTILES _ 1.4%
160,000   Warnaco Group, Inc. (The)                            4,740,000
                                                               4,740,000

UTILITIES _ 4.7%
100,000   Central and South West Corporation                   2,562,500
220,000   ENSERCH Corporation                                  5,060,000
100,000   Houston Industries Incorporated                      2,262,500
150,000   Williams Companies, Inc. (The)                       5,625,000
                                                              15,510,000

OTHER SERVICES - 1.1%
135,000   Pittston Brink's Group                               3,645,000
                                                               3,645,000

TOTAL STOCKS_(Cost $220,003,785)                             297,656,312

           SHORT-TERM INVESTMENT_ 10.0%
Commercial Paper:
4,000,000   Ford Motor Credit Corp., 5.40%, due 01/03/97       3,985,000
3,000,000   Prudential Funding, 5.43%, due 01/13/97            2,987,330
5,000,000   General Electric Credit Corp., 5.45%, due 01/16/97 4,977,292
4,000,000   Sears Roebuck Acceptance Corp., 5.45%, due 01/21/973,979,411
3,000,000   Sears Roebuck Acceptance Corp., 5.50%, due 01/24/972,983,500
6,000,000   Sears Roebuck Acceptance Corp., 5.52%, due 01/29/975,963,200
4,000,000   General Electric Credit Corp., 5.42%, due 02/03/97 3,972,900
2,000,000   Prudential Funding, 5.38%, due 02/06/97            1,985,653
2,000,000   General Electric Credit Corp., 5.42%, due 02/09/97 1,985,246

Other
  262,732   CoreFund Cash Reserve, 4.94%, due 01/02/97           262,732

TOTAL SHORT-TERM INVESTMENTS (at cost)                        33,082,264

TOTAL INVESTMENTS - 100.3% (cost $ 253,086,049)              330,738,576
Receivables, less liabilities - 0.3%                           (992,555)

TOTAL NET ASSETS_100%                                      $ 329,746,021

See notes to financial statements.

Statement of Assets and Liabilities
December 31, 1996
Assets
Investment securities at cost                      $  253,086,049
Investment securities at value                        330,738,576
Receivables:
Dividends                                                 542,735
Fund shares sold                                          225,879
Interest                                                   18,479
Total Assets                                          331,525,669

Liabilities
Accrued expenses and other liabilities                    341,625
Fund shares redeemed                                       12,088
Investment securities purchased                         1,425,935
    Total Liabilities                                   1,779,648

Net Assets                                         $  329,746,021

Class A:
Shares outstanding                                     27,012,372
Net asset value per share                     $             12.15
Offering price per share                       $            12.76

Class C:
Shares outstanding                                        127,886
Net asset value and
  offering price per share                     $            12.11

Net assets consist of:
Paid-in capital: (a)
Class A                                               247,241,711
Class C                                                 1,606,938
                                                      248,848,649
Undistributed net investment income                        17,001
Undistributed realized gain on investments              3,227,843
Unrealized appreciation on investments                 77,652,528
                                                   $  329,746,021



(a) At December 31, 1996 there were an unlimited number of shares of beneficial interest of $0.01 par value authorized.
See notes to financial statements.
Statement of Operations
Year ended December 31, 1996
Investment Income
Dividends                                  $     6,981,348
Interest                                           967,820
Total Income                                     7,949,168

Expenses
Investment advisor fees                          2,038,874
Distributor fees                                   264,528
    Class A                                         62,639
    Class C                                          7,344
Transfer agent fees                                371,187
Postage and mailing                                 59,650
Custodian fees                                      55,700
Trustees' fees and expenses                         23,471
Legal and auditing fees                             22,171
Insurance and miscellaneous                         11,632
Printing                                            13,128
Total Expenses                                   2,930,324
   Net Investment Income                         5,018,844

Realized and Unrealized Gain on Investments
Net realized gain from investment
and option transactions                         45,693,430
Net change in unrealized
appreciation of investments                      2,710,249
   Net Gain on Investments                      48,403,679

Net increase in net assets
resulting from operations                   $   53,422,523


Statements of Changes in Net Assets

                             Year Ended December 31
                                                 1996            1995
Changes Resulting from Operations
Net investment income                      $   5,018,844   $  5,564,162
Net realized gain from investment transactions45,693,430     18,043,883
Net unrealized appreciation of investments     2,710,249     45,738,552
Net Increase in Net Assets
Resulting from Operations                     53,422,523     69,346,597

Distributions to Shareholders
Dividends from net investment income          (4,981,017)    (5,753,021)
Distributions from investment transactions   (42,455,751)   (18,133,003)
Total distributions to shareholders          (47,436,768)   (23,886,024)

Capital Share Transactions
Class A:
Shares sold                                   14,222,633     12,940,555
Reinvested dividends                          32,770,385     16,389,748
Shares redeemed                              (21,624,889)   (19,827,243)
Net increase from Class A                     25,368,129      9,503,060
Class C:
Shares sold.                                   1,382,989         74,335
Reinvested dividends                             191,248          1,798
Shares redeemed                                  (43,433)            -0-
Net increase from Class C                      1,530,804         76,133

Total Increase in Net Assets                  32,884,688     55,039,766

Net Assets
Beginning of year                            296,861,333    241,821,567
End of year (including undistributed net investment income of $17,001 and ($20,828) respectively)$ 329,746,021$ 296,861,333

Fund Share Transactions
Class A:
Shares sold                                    1,135,463      1,125,534
Reinvested dividends                           2,662,041      1,395,735
Shares redeemed                               (1,713,750)    (1,747,355)
Net share increase from Class A                2,083,754        773,914
Class C:
Shares sold                                      109,348          6,202
Reinvested dividends                              15,569            151
Shares redeemed                                   (3,384)           -0-
Net share increase from Class C                  121,533          6,353
Net capital share increase                     2,205,287        780,267



See notes to financial statements.

Financial Highlights

PER SHARE INCOME AND CAPITAL CHANGES:
(for a share outstanding throughout the indicated
  Class C                                    Class A *
                                   Year Ended December 31
1996 1995    1996  1995  1994  1993  1992  1991  1990  1989  1988  1987

Net Asset Value:
Beginning of period
$11.91 $12.18 $11.90 $10.01 $10.81$10.44$10.40$8.76$10.00$8.74$8.57$9.21

Investment Operations:
Net investment income
0.09  0.00  0.20  0.23  0.22  0.20  0.23  0.26  0.34  0.37  0.34  0.34
Net realized and unrealized gain (loss)on investments
1.97  0.49  1.97  2.66  (0.20)  1.12  0.66  2.08  (0.86) 1.83 0.855 0.15
Total from Investment Operations
2.06  0.49  2.17  2.89  0.02  1.32  0.89  2.34 (0.52) 2.20 1.195 0.49

Distributions:
Dividends from net investment income
(0.14)0.00(0.20)(0.24)(0.22)(0.19)(0.25)(0.29)(0.37)(0.36)(0.355)(0.35)
Distributions from realized capital gains
(1.72)(0.76)(1.72)(0.76)(0.60)(0.76)(0.60)(0.41)(0.35)(0.58)(0.67)(0.78)
Total Distributions
(1.86)(0.76)(1.92)(1.00)(0.82)(0.95)(0.85)(0.70)(0.72)(0.94)(1.03)(1.13)


Net Asset Value:
End of period
$12.11 $11.91 $12.15 $11.90$10.01$10.81$10.44$10.40$8.76$10.00$8.74$8.57

Total Return
(excluding sales charge)
17.0% n/a(b) 18.7% 29.2% 0.2% 12.9% 8.8% 27.7% -5.3% 25.7% 14.4% 5.0%


RATIOS:
Net assets, end of year (in millions)
2   0.1  328  297    242      252  234    228   190   213  189   189

Ratio of expenses to average net assets
1.91% n/a(b) 0.93% 0.96% 0.99% 0.97% 0.96% 0.95% 0.93% 0.91% 0.92% 0.81%

Ratio of net investment income to average net assets
0.6%  n/a(b)  1.6%  2.0%  2.1%  1.9%  2.2%  2.6%  3.7%  4.0%  4.0%  3.2%

Portfolio turnover rate(a)
83.0%  37.9% 83.0% 37.9% 27.7% 34.3% 27.9% 23.3% 44.5% 41.8% 24.4% 15.0%


Average commission per share (a)
$0.0600   n/a   $0.0600  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a


*Effective November 15, 1995, the Fund commenced offering Class C shares.
All capital shares issued and outstanding as of November 15, 1995 were reclassified as Class A shares.

(a) Portfolio turnover and average commission per share are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Average commission per share disclosure required for fiscal years beginning after 9/1/95.

(b) Ratios not meaningful due to short period of operation of Class C shares.



See notes to financial statements.

Notes to Financial Statements

NOTE A_SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Objective: The principal objective of the Fund is long-term capital growth, with realization of current income a secondary consideration. Valuation of Investments: Investments in securities traded on a national securities exchange are valued at the closing prices; securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Short-term investments are valued at cost,which approximates market value.
Investment Transactions and Related Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial reporting and federal income tax reporting. Dividends in kind are recorded on the ex-dividend date at fair market value.
Share Class Expenses: Distribution trail and service fees for Classes A and C are accounted for as class specific expenses. All other expenses are accounted for at the Fund level.
Option Contracts: The Fund may write (sell) covered call option contracts on securities owned by the Fund. When the Fund writes (sells) a covered call option, the premium received is recorded as a liability with subsequent daily adjustments to the current market value. When the Fund enters into a closing transaction or the option expires or is exercised, the Fund realizes a capital gain or loss, and the liability is eliminated. All securities covering outstanding options are held in a segregated account by the custodian bank.
Transactions With Shareholders: Fund shares sold and redeemed are recorded at the net asset value on the trade date. Distributions to shareholders are recorded by the Fund on the ex-dividend date.
Federal Income Taxes: It is the policy of the Trustees to distribute substantially all of the Fund's taxable net investment income and net realized gain from investment transactions for each year as taxable dividends and distributions, and to qualify as a "Regulated Investment Company" under the applicable sections of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes. In addition, by distributing during each calendar year substantially all of its net investment income and realized capital gains, the Fund will not be subject to a federal excise tax.
Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B_DIVIDENDS
On January 2, 1997, the Trustees declared a cash dividend from net investment income of $.05 per Class A share and $.014 per Class C share, payable January 31, 1997, to shareholders of record on December 31, 1996.

NOTE C_INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES The Investment Advisory Contract with Penn Square Management Corporation provides that the Fund will pay to the Investment Advisor, as compensation for investment advisory services provided, a sum per annum equal to the aggregate of .65% on the first $250,000,000 of average daily net assets,.60% on the next $250,000,000 of average daily net assets, and .55% on average daily net assets exceeding $500,000,000. Penn Square Management Corporation is the Transfer and Dividend
 Disbursing Agent for the Fund and provides these services at cost.
The Declaration of the Trust provides that each Trustee affiliated with the Fund's Investment Advisor or the Fund's legal counsel or who shall be an officer or employee of the Fund shall serve without compensation, and each Trustee who is not so affiliated shall receive compensation from the income of the Fund to be fixed by the Trustees at a rate per annum not exceeding $5,200. In 1996 these Trustees received $4,000 each plus out-of-pocket traveling expenses. The Fund has entered into a Distribution Agreement with Penn Square Management Corporation and has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund will pay annually up to .25% for Class A and 1.00% for Class C of the average daily net assets to securities dealers who are dealers of record with respect to Fund shares, for services provided in connection with maintenance of shareholder accounts.
Penn Square Management Corporation, the general distributor of the Fund, received sales charges and underwriting fees aggregating approximately $53,000 on sales of shares of the Fund and was reimbursed $334,511 for expenses incurred pursuant to the Distribution Plan with the Fund for theyear ended December 31, 1996.
Penn Square Management Corporation shall reimburse the Fund for any expenses, excluding taxes and brokerage commissions, that exceed the maximum expense limitation imposed by the applicable law of any jurisdiction where the Fund's shares are offered for sale.

NOTE D_COST, PURCHASES, AND SALES OF SECURITIES
Cost of purchases and proceeds from sales of securities other than short-term investments aggregated $ 245,552,056 and $ 280,497,539, respectively during the year ended December 31, 1996.
At December 31, 1996, the cost of investments owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investments is $ 77,652,528 (aggregate gross unrealized appreciation of $ 81,385,654 less aggregate gross unrealized depreciation of $ 3,733,126).

Transactions in options during the year ended December 31, 1996, are summarized as follows:
                                         Shares          Premiums
Outstanding at January 1, 1996              -0-        $       -0-
Options opened                         225,000            841,372
Options closed                        (175,000)          (719,626)
Options exercised                      (30,000)           (77,547)
Options expired                        (20,000)           (44,199)
Outstanding at December 31, 1996            -0-                -0-

The net realized loss on options expired or closed was $355,673 for the year ended December 31, 1996.


Report of Independent Auditors

Trustees and Shareholders
Penn Square Mutual Fund

We have audited the accompanying statement of assets and liabilities of Penn Square Mutual Fund, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the ten year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Penn Square Mutual Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years in the ten year period then ended, in conformity with generally accepted accounting principles.






Reading, Pennsylvania
January 9, 1997

This report is for the information of shareholders of Penn Square Mutual Fund. It must not be distributed to other than such shareholders unless it has been preceded by, or is accompanied by, a Prospectus by which all offerings of the Fund's shares are made. The offering price of Class A shares includes a maximum sales charge of 4.75%.


SHAREHOLDER SERVICES:
610-670-1031
800-523-8440
610-670-0620 FAX
P.O. Box 1419
Reading, Pennsylvania 19603
Overnight Mail:
2650 Westview Drive
Wyomissing, PA 19610
E-Mail: wpf@wmpenn.com

Growth and Income
Penn Square Mutual Fund

International
Scottish Widows International Fund

Stability
Money Market Portfolio

Income
Quality Income Portfolio
U.S. Government Securities Portfolio

Tax-Free Income
New York Tax-Free Portfolio
Pennsylvania Tax-Free Portfolio





    SIGNATURES

    Pursuant to the requirements of the Securities Act of 1993 and the investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, on the 5th day of March, 1997.

    PENN SQUARE MUTUAL FUND
    By: [sig]
       James E. Jordan, President

    Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration has been signed below by the following persons in the capacities and on the date indicated. Each of the persons whose signature appears below hereby authorizes James E. Jordan, President of the Registrant, to execute in the name of each person and to file all amendments to this Registration Statement as the Registrant deems appropriate and appoints such person as his attorney-in-fact to sign on his behalf individually and in each capacity stated below and to file all amendments and post-effective amendments to this Registration Statement.


    SIGNATURE                  TITLE             DATE

    [sig]
    James E. Jordan            President,        March 5, 1997
                               principal
                               executive
                               officer and
                               Trustee

    [sig]
    Dennis J. Westley          V.President       March 5, 1997
                               and Treasurer


    Lee D. Arning              Trustee           March 5, 1997

    [sig]
    Gail M. Harrity            Trustee           March 5, 1997

    [sig]
    Paul J. Lawler             Trustee           March 5, 1997

    [sig]
    Emmett M. Murphy           Trustee           March 5, 1997

    [sig]
    John D. Tenhula            Trustee           March 5, 1997


    Ferdinand Thun             Trustee           March 5, 1997